UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2007

Date of report (Date of earliest event reported)

CBRE REALTY FINANCE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33050	30-0314655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Asylum Street, 37th Floor Hartford, Connecticut	06103
(Address of Principal Executive Offices)	(Zip Code)

(860) 275-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2007, CBRE Realty Finance, Inc. (the “Company”) announced that it has reaffirmed its previous earnings guidance that it will generate AFFO per diluted share and diluted GAAP earnings per share of between $1.10 and $1.20 and $0.86 and $0.96, respectively, for the fiscal year ending December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information being furnished pursuant to this “Item 2.02. Results of Operations and Financial Condition” (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Principle Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2007, the Company announced that Keith Gollenberg, chief executive officer, president and a director of the Company, resigned as a member of the Board of Directors of the Company (the “Board of Directors”) and stepped down from his role as chief executive officer and president of the Company, effective immediately. Ray Wirta, non-executive chairman of the Board of Directors, was appointed executive chairman of the Board of Directors, and interim chief executive officer and president of the Company. It is anticipated that Mr. Wirta will receive no compensation from the Company for his services as the interim chief executive officer and president.

Prior to his appointment, Mr. Wirta, age 63, served as non-executive chairman of the Company and chairman of CBRE Realty Management, LLC (the “Manager”) since May 2005. Mr. Wirta was chief executive officer of CB Richard Ellis, Inc. and CB Richard Ellis Group, Inc. (collectively, “CBRE”) from July 2001 to June 2005 and a director of CBRE since September 2001. Since June 2, 2005, Mr. Wirta has been its vice chairman. He has been chief executive officer of CB Richard Ellis Services, Inc. from May 1999 to June 2005. He served as its chief operating officer from May 1998 to May 1999. Since June 2005, Mr. Wirta has been a director of AlliedBarton Security Services, which provides security services to buildings and businesses throughout the U.S. He has served as a manager of Allied Security Holdings LLC since September 2005.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and only the information therein (specifically excluding statements relating to earnings guidance) relating to matters described in this Item 5.02 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As discussed in Item 2.02. above, the Company issued a press release, dated April 25, 2007, reaffirming its previous earnings guidance, the text of which is incorporated by reference into this “Item 7.01. Regulation FD Disclosure.”

The information being furnished pursuant to this “Item 7.01. Regulation FD Disclosure” shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007

CBRE REALTY FINANCE, INC.

By:	/s/ Michael Angerthal
Name:	Michael Angerthal
Title:	Chief Financial Officer